                                                                      Exhibit 10


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of October 30, 2001, by and among BIG LOTS STORES, INC., an Ohio corporation (formerly Consolidated Stores Corporation, an Ohio corporation), as Borrower (the "Borrower"), the GUARANTORS parties thereto, the BANKS (as defined in the Credit Agreement defined below), and NATIONAL CITY BANK, as Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 8, 2001 by and among Borrower, the Banks, the Administrative Agent and the other parties thereto, as amended (the "Credit Agreement") and desire to amend certain terms thereof as set forth herein;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       DEFINITIONS.

         Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.       AMENDMENT OF CREDIT AGREEMENT.

         A.       DEFINITIONS

                  A new definition is hereby added to Section 1.1 to read as follows:

                           "FIRST AMENDMENT EFFECTIVE DATE shall mean the date of the first Amendment to Credit Agreement among the parties hereto amending this Agreement.

         B.       MINIMUM FIXED CHARGE COVERAGE RATIO (SECTION 7.2.19). Section
7.2.19 shall be amended and restated in its entirety as follows:

                  "7.2.19 - MINIMUM FIXED CHARGE COVERAGE RATIO.

                            The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the four (4) fiscal quarters then ended, to be less than the following levels as of the following quarter-ends:

       ----------------------------------------- -------------------------------
         FISCAL QUARTER ENDING (NEAREST)                   MINIMUM RATIO
         -------------------------------                   -------------
       ----------------------------------------- -------------------------------
                 October 31, 2001                           1.55 to 1.0
       ----------------------------------------- -------------------------------
                 January 31, 2002                           1.55 to 1.0
       ----------------------------------------- -------------------------------
                  April 30, 2002                            1.55 to 1.0
       ----------------------------------------- -------------------------------

       ----------------------------------------- -------------------------------
         FISCAL QUARTER ENDING (NEAREST)                   MINIMUM RATIO
         -------------------------------                   -------------
       ----------------------------------------- -------------------------------
                  July 31, 2002                             1.55 to 1.0
       ----------------------------------------- -------------------------------
                 October 31, 2002                           1.55 to 1.0
       ----------------------------------------- -------------------------------
                 January 31, 2003                           1.55 to 1.0
       ----------------------------------------- -------------------------------
                  April 30, 2003                            1.60 to 1.0
       ----------------------------------------- -------------------------------
                  July 31, 2003                             1.60 to 1.0
       ----------------------------------------- -------------------------------
                 October 31, 2003                           1.60 to 1.0
       ----------------------------------------- -------------------------------
                 January 31, 2004                           1.60 to 1.0
       ----------------------------------------- -------------------------------
          April 30, 2004 and thereafter                     1.65 to 1.0
       ----------------------------------------- -------------------------------


         C. MAXIMUM LEVERAGE RATIO (SECTION 7.2.20). Section 7.2.20 shall be amended and restated in its entirety as follows:

                  "7.2.20           MAXIMUM LEVERAGE RATIO.

                           The Loan Parties shall not permit the Leverage Ratio,
calculated as of the end of each fiscal quarter, to be greater than the following levels as of the following quarter-ends:

--------------------------------------- ----------------------------------------
  FISCAL QUARTER ENDING (NEAREST)                            MAXIMUM RATIO
  -------------------------------                            -------------
--------------------------------------- ----------------------------------------
         October 31, 2001                                     3.50 to 1.0
--------------------------------------- ----------------------------------------
         January 31, 2002                                     3.35 to 1.0
--------------------------------------- ----------------------------------------
          April 30, 2002                                      3.35 to 1.0
--------------------------------------- ----------------------------------------
           July 31, 2002                                      3.35 to 1.0
--------------------------------------- ----------------------------------------
         October 31, 2002                                     3.50 to 1.0
--------------------------------------- ----------------------------------------
         January 31, 2003                                     3.15 to 1.0
--------------------------------------- ----------------------------------------
          April 30, 2003                                      3.15 to 1.0
--------------------------------------- ----------------------------------------
           July 31, 2003                                      3.25 to 1.0
--------------------------------------- ----------------------------------------

--------------------------------------- ----------------------------------------
  FISCAL QUARTER ENDING (NEAREST)                            MAXIMUM RATIO
  -------------------------------                            -------------
--------------------------------------- ----------------------------------------
         October 31, 2003                                     3.25 to 1.0
--------------------------------------- ----------------------------------------
         January 31, 2004                                     3.00 to 1.0
--------------------------------------- ----------------------------------------
   April 30, 2004 and thereafter                              2.85 to 1.0
--------------------------------------- ----------------------------------------

3.       REPRESENTATIONS AND WARRANTIES.

         Each of the Loan Parties hereby represents and warrants to the Banks as follows:

                  A. The representations and warranties of the Loan Parties contained in the Credit Agreement, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

                  B. Each of the Loan Parties is in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the execution, delivery, and performance of this Amendment has been duly authorized by all necessary corporate action, requires no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon such Loan Party or any of its property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Amendment.

4.       AMENDMENT.

         The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

5.       FORCE AND EFFECT.

         Each of the Loan Parties reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

6.       GOVERNING LAW.

         This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

7.       COUNTERPARTS; TELECOPY; EFFECTIVE DATE.

         This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery. This Amendment is effective on the date first written above and upon execution and delivery of this Amendment by the Borrower and the Required Banks.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                   [SIGNATURE PAGE 1 OF 7 TO FIRST AMENDMENT]


         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                             BORROWER:

                             BIG LOTS STORES, INC. (formerly
                             CONSOLIDATED STORES CORPORATION, an
                             Ohio corporation)



                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Name:  Jeffrey Naylor
                                  ---------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------



                             GUARANTORS:

                             BIG LOTS, INC., an Ohio corporation (formerly CONSOLIDATED STORES CORPORATION, a
                             Delaware corporation)


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             MAC FRUGAL'S BARGAINS - CLOSE-OUTS,
                             INC., a Delaware corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             TRO, INC., an Illinois corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------

                   [SIGNATURE PAGE 2 OF 7 TO FIRST AMENDMENT]


                             CAPITAL RETAIL SYSTEMS, INC., an Ohio
                             corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             PNS STORES, INC.,  a California
                             corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             WEST COAST LIQUIDATORS, INC., a California corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             C.S. ROSS COMPANY, an Ohio corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             CSC DISTRIBUTION, INC., an Alabama
                             corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------

                   [SIGNATURE PAGE 3 OF 7 TO FIRST AMENDMENT]


                             CLOSEOUT DISTRIBUTION, INC., a
                             Pennsylvania corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             INDUSTRIAL PRODUCTS OF NEW ENGLAND,
                             INC., a Maine corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             TOOL AND SUPPLY COMPANY OF NEW
                             ENGLAND, INC., a Delaware corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             MIDWESTERN HOME PRODUCTS, INC.,  a
                             Delaware corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             MIDWESTERN HOME PRODUCTS COMPANY,
                             LTD., an Ohio corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------

                   [SIGNATURE PAGE 4 OF 7 TO FIRST AMENDMENT]


                             CONSOLIDATED PROPERTY HOLDINGS,
                             INC., a Nevada corporation


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             GREAT BASIN LLC, a Delaware limited liability company


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             SONORAN LLC, a Delaware limited liability company


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             SAHARA LLC, a Delaware limited liability company


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------


                             DURANT DC, LLC (formerly DDC, LLC), a
                             Delaware limited liability company


                             By:  /S/ Jeffrey Naylor
                                -----------------------------------------------
                             Title:  SVP, CFO
                                   --------------------------------------------

                   [SIGNATURE PAGE 5 OF 7 TO FIRST AMENDMENT]


                             ADMINISTRATIVE AGENT:

                             NATIONAL CITY BANK, individually and as
                             Administrative Agent, Lead Arranger and Managing Agent


                             By:  /S/ Ralph A. Kaparos
                                -----------------------------------------------
                             Title:  Senior Vice President
                                   --------------------------------------------

                             SYNDICATION AGENT:

                             FLEET NATIONAL BANK, individually and as Syndication Agent


                             By:  /S/ Judy C. E. Kelly
                                -----------------------------------------------
                             Title:  Director
                                   --------------------------------------------


                             OTHER AGENTS:

                             FIRST UNION NATIONAL BANK, individually
                             and as Documentation Agent


                             By:  /S/ Susan T. Vitale
                                -----------------------------------------------
                             Title:  Assistant Vice President
                                   --------------------------------------------




                             PNC BANK, NATIONAL ASSOCIATION,
                             individually and as a Managing Agent and Documentation Agent


                             By:  /S/ Bruce A. Kintner
                                -----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------

                   [SIGNATURE PAGE 6 OF 7 TO FIRST AMENDMENT]


                             BANK OF AMERICA, N.A., individually and as a Managing Agent


                             By:  /S/ Amy Krovocheck
                                -----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             THE BANK OF NEW YORK, individually and as a
                             Managing Agent


                             By:  /S/ William M. Barnum
                                -----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             FIRSTAR BANK, N.A., individually and as a Managing Agent


                             By:  /S/ Thomas L. Bayer
                                -----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             OTHER BANKS:

                             GUARANTY BANK


                             By:   /S/ Scott Brewer
                                 ----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             HIBERNIA NATIONAL BANK


                             By:   /S/ Matthew H. Breaux
                                 ----------------------------------------------
                             Title:  Portfolio Manager
                                   --------------------------------------------

                   [SIGNATURE PAGE 7 OF 7 TO FIRST AMENDMENT]


                             LASALLE BANK NATIONAL ASSOCIATION


                             By:   /S/ Denis J. Campbell
                                 ----------------------------------------------
                             Title:  First Vice President
                                   --------------------------------------------


                             THE FIFTH THIRD BANK, CENTRAL OHIO


                             By:   /S/ John K. Beardslee
                                 ----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             WELLS FARGO BANK, NATIONAL ASSOCIATION


                             By:   /S/ Mary D. Falck
                                 ----------------------------------------------
                             Title:  SVP
                                   --------------------------------------------


                             By:   /S/ Scott Miller
                                 ----------------------------------------------
                             Title:  VP
                                   --------------------------------------------


                             THE HUNTINGTON NATIONAL BANK


                             By:   /S/ Mark A. Koscielski
                                 ----------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------


                             SOUTHTRUST BANK


                             By:   /S/ Jon R. Hauseman
                                 ----------------------------------------------
                             Title:  Group Vice President
                                   --------------------------------------------